AMENDED AND RESTATED MASTER AGREEMENT FOR THE
SUPPLY OF LABORATORY TEST SERVICES

THIS AMENDED AND RESTATED MASTER LABORATORY TEST SERVICES AGREEMENT (the “Agreement”) is made the 10 day of August, 2009 (“Effective Date”) between: GLAXOSMITHKLINE BIOLOGICALS, a company having its principal office at 89 rue de l’Institut, 1330 Rixensart, Belgium (“GSK BIO”); and RESPONSE GENETICS INC., a company incorporated in the State of Delaware, whose principal place of business is situated at 1640 Marengo Street, Suite 600, Los Angeles, CA 90033 (“RGI”).

WHEREAS, the Parties entered into that certain Master Agreement dated December 1, 2006 (the “Original Agreement Effective Date”) (as amended on November 29, 2007, the “Original Agreement”); and

WHEREAS, the Parties wish to amend and restate in its entirety the Master Agreement as is set forth herein.

NOW THEREFORE, in consideration of the covenants and obligations expressed herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound the Parties agree as follows:

ARTICLE I - DEFINITIONS AND INTERPRETATIONS

In this Agreement the following expressions shall have the following meanings:

“Affiliate” with respect to a person shall mean any other person that directly, or indirectly through one of more intermediaries, controls, is controlled by or is under common control with such person; for the purposes of this clause 1.1 only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with”, shall mean (a) the possession, directly or indirectly, of the power to direct the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and/or (b) the ownership, directly or indirectly, of at least fifty percent (50%) of the voting securities or other ownership interest of a person.

“Agreement” means this Agreement between GSK BIO and RGI for the supply of Services by RGI.

“Confidential Information” shall mean any and all commercial and technical information relating to any of the existing or planned products, businesses, research and/or development activities, customers and suppliers of either Party whether in written, verbal or any other form, tangible or intangible, which either Party may acquire or may have access from time to time, provided such information is marked as “Confidential and Proprietary” and provided that information which is orally disclosed shall be confirmed in writing within thirty (30) days from oral disclosure. Confidential Information includes  and is  not limited to: (a) any information generated in connection with the provision of the Services (such as the results or findings thereof and the contents of any report) under this Agreement, (b) information concerning inventions, discoveries, concepts, ideas, techniques, processes, designs, specifications, drawings, diagrams, models, samples, flow charts, computer programs, algorithms, data, databases, studies, mathematical calculations, finances and plans, customer lists, business plans, contracts, marketing plans, production plans, distribution plans, system implementation plans, business concepts, supplier information, business procedures and business operations and all materials related thereto; (c) the existence, contents or terms of this Agreement, (d) all know-how and intellectual property, (e) all unpublished copyrightable material, (f) any use, variation, application, reduction to practice, or any discussion and any other communication thereof regarding or relating to the Information, and (g) any information concerning how any part of the above information is related to and/or fits together with any other part of the above information, or any other technology or business; Notwithstanding the foregoing, the Parties  agree that any and all data, reports, laboratory work sheets, results, materials or information provided by either Party  or its Affiliates or Third Parties on behalf of a Party and any other documents or information furnished to a Party, or to which  a Party  is given access, by the other Party or its Affiliates or such Third Parties in connection with the performance of this Agreement, or prepared or generated by a Party  in connection with performing any and all Studies (as defined in Section 1.1.1. below) hereunder, shall be deemed to be the Confidential Information  of  the Party which owns such disclosed information.

“Effective Date” means the date first given above.

“Party” shall mean GSK BIO or RGI as the context requires and “Parties” shall mean both GSK BIO and RGI.

“Person” and words signifying persons shall be construed as to include individuals, firms, bodies corporate, joint ventures, governments, states or agencies of state or any undertaking (whether or not having separate legal personality and irrespective of the jurisdiction in or under the laws of which it was incorporated or exists).

“Purpose” shall mean the provision of the Services pursuant to this Agreement and the evaluation by the Parties of whether to add other projects and services to this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

“Relevant Staff” shall mean employees and sub-contractors involved in providing the Services and named in the relevant Schedule or otherwise agreed to in writing by GSK BIO.

“Services” means the services to be provided by RGI pursuant to this Agreement at the request of GSK BIO (as amended from time to time in accordance with the provisions of this Agreement) and such other services as may from time to time be agreed upon by RGI and GSK BIO, including Testing Services, consultation and tissue storage, in connection with this Agreement and as further detailed and agreed upon in a SOW pursuant to Article II below.

“Term” means that this Agreement shall commence on the Original Agreement Effective Date and shall continue until the later of: (i) 31. December 2011, (ii) or until the completion of the recruitment phase of GSK BIO’s [***] or (iii) the provisions of Section 3.2 are satisfied, unless sooner terminated in accordance with the provisions hereof.

“Testing Services” means RGI’s business, among other things, of conducting molecular-based tumor tissue profiling using a proprietary and patented process developed by RGI which involves a complex molecular analysis of specific molecular markers that provides valuable tumor specific gene expression information obtained from a paraffin preserved fresh or frozen tissue sample, which can help the physician choose the most appropriate therapy for a patient prior to starting treatment or assist a pharmaceutical company in identifying the appropriate candidate patient population suitable for a therapy in development.

“Third Party” shall mean any Person who is not a Party hereto or any of their Affiliates References to recitals, clauses and, if applicable, schedules and exhibits are to the recitals and clauses of and, if applicable, the schedules and exhibits to, this Agreement.  To the extent that there is conflict between or ambiguity relating to any schedule or exhibit to this Agreement and the remainder of this Agreement, the wording of the schedule or exhibit shall prevail.

Any schedules and exhibits to this Agreement form part of this Agreement and shall have the same force and effect as if expressly set out in the body of the Agreement and any reference to the Agreement shall include the schedules and exhibits.  Schedules and exhibits may not be added to this Agreement except by the express written consent of both Parties.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Words denoting the singular shall include the plural and vice versa and words denoting any gender shall include all genders unless the context otherwise requires.

A reference to any Party shall include a reference to the legal successors to the whole or a substantial part of its undertaking and its permitted assignees.

References to any statute or statutory provision shall, unless the context otherwise requires, be construed as a reference to that statute or provision as from time to time amended, consolidated, modified, extended, re-enacted or replaced.

The headings preceding the text of the various provisions of this Agreement are for convenience of reference only and are not intended to, nor do they, define, limit or in any other way describe the scope of this Agreement or the intent of the provisions hereof.

The use of the term “include” or “including” means “including but not limited to”.

ARTICLE II - STATEMENT OF WORK; STUDY DIRECTOR

2.1          Statement of Work
(a)           RGI agrees to perform a study or studies  which will involve Testing Services (hereinafter referred to as  “Study”) from time to time in accordance with a Statement of Work in the form of Exhibit B attached hereto (“SOW”), for the benefit of GSK BIO or any Affiliate of GSK BIO.   The Parties hereby agree that the SOW’s attached hereto as Exhibit C are in effect as of the Effective Date.  Each SOW shall include as attachments (i) a detailed protocol document (“Protocol”) which shall be provided by GSK BIO or prepared by RGI under GSK BIO’s direction and approved in writing by GSK BIO, and which shall be attached to each SOW as Schedule I, and (ii) a pricing schedule in the form of Schedule II to the SOW attached hereto (“Pricing Schedule”).  An SOW shall not be effective unless it has been agreed upon in writing by both Parties.

(b)           The Pricing Schedule shall be based upon the Testing Services Fee Schedule set forth in Exhibit A. Each SOW shall specify the Study design, information desired, estimated duration of the applicable Study, milestones and reporting (if applicable) and all other relevant matters pertinent to completion of such Study (except for pricing), and shall be deemed a part of this Agreement and is incorporated herein by reference.  Each Pricing Schedule attached to a SOW shall specify the cost to GSK BIO of the Services RGI is to perform in connection with such Study and shall be deemed a part of this Agreement and is incorporated herein by reference.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(c)           If requested by GSK BIO, RGI shall consult with GSK BIO to assist GSK BIO in developing any Study design in a manner consistent with current regulatory guidelines.  RGI represents that any such Study design and/or the results from any such Study shall satisfy the requirements of the U.S. Food and Drug Administration (“FDA”) and the European Medicines Agency (“EMEA”) at the time the Study design is completed.

2.2          Study Director
(a)           RGI shall appoint a study director (“Study Director”) to be responsible to oversee the completion of each Study by RGI.  The Study Director shall coordinate performance of the applicable Study with a representative designated by GSK BIO (“GSK BIO Representative”), which GSK BIO Representative shall have responsibility over all matters relating to the performance of such Study on behalf of GSK BIO.

(b)           Unless otherwise agreed to in the applicable SOW, or by the Study Director and GSK BIO Representative, all communications between RGI and GSK BIO regarding the conduct of each Study pursuant to a SOW shall be addressed to or routed directly through the applicable Study Director and GSK BIO Representative.   RGI may substitute its Study Director and GSK BIO may substitute the GSK BIO Representative, as the case may be, during the course of a particular Study by providing written notice thereof to the other Party.

2.3          Corrective Measures If, at any time during the term of this Agreement, RGI becomes aware that the applicable SOW was not followed, or that RGI otherwise made a material error or material mistake in conducting Testing Services, RGI agrees to notify GSK BIO of such occurrence in writing promptly  following the day such discovery is made.  Upon receipt of such notice, GSK BIO will notify RGI in writing, within a reasonable time, not to exceed two (2) business days, whether corrective measures which may include retesting are required to ensure validity of results, and GSK BIO will not be invoiced for any necessary corrective measures.  RGI agrees to implement necessary corrective measures promptly.  The retest data will be reported by RGI to GSK BIO within a reasonable time from the receipt by RGI of notification from GSK BIO that retesting is required.

ARTICLE III – APPOINTMENT

3.1          This Agreement will commence with effect, as defined herein, from the Original Agreement Effective Date and will continue for the Term, as defined in this Agreement, or until terminated in accordance with the provisions of Article X.  Should GSK BIO wish to extend the term of this Agreement, the Parties will discuss such extension in good faith.

3.2          Notwithstanding the foregoing, however, such Term shall continue in force with respect to all Studies being conducted under SOWs which have an effective date and have been received by RGI prior to the expiration of the Term, until all such Studies have been completed, and the final report and any other pertinent Study-related documents for such Studies required from RGI hereunder have been received by and completed to the reasonable satisfaction of GSK BIO.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

ARTICLE IV - COMPENSATION

4.1          GSK BIO agrees to pay RGI according to the payment schedule set forth in the Pricing Schedule as part of each SOW.  The Pricing Schedule shall be based on the unit pricing provided in Exhibit A and shall specify the timing of the issuance of invoices applicable to the SOW.  Absent an alternative arrangement agreed upon by the Parties for a particular SOW, RGI may issue invoices to GSK BIO on a monthly basis for Services provided pursuant to the Agreement.  All payments due hereunder shall be paid by GSK BIO within sixty (60) days from the end of a month in which an accurate, complete invoice is received by GSK BIO. Absent terms in the SOW to the contrary, nothing in this Agreement shall be interpreted to require RGI to initiate performance of any SOW or to require GSK BIO to pay for work conducted pursuant to any SOW prior to the execution of the relevant SOW by RGI.  RGI shall be entitled to interest at the prime rate as published by Barclays Bank (London) from time to time plus one percent (1%) per annum for any payments not timely made to it under this Agreement.  In the event that GSK BIO contests the validity or accuracy of amounts invoiced to it under the Agreement, no interest payments shall be required for amounts later determined to have been inappropriately invoiced.

4.2          Prices and fees set forth in this Agreement will remain fixed during the Term.

4.3          GSK BIO will pay RGI in consideration of the Services performed pursuant to this Agreement the following:

(a)           For microdissection of tumor or normal tissue and isolation of RNA or DNA, GSK BIO shall pay a fee of €[***] per sample.

(b)          For other Services, GSK BIO shall pay according to the fee schedule set forth in Exhibit A hereto.

(c)           Samples may include pre- and post-treatment biopsies as well as adjacent normal tissue excised from samples sent for analysis.  Pre- Post- and Normal are considered three different types of samples.

(d)          Samples will be provided by GSK BIO for analysis and shall meet  mutually agreed upon specified criteria for tumor content and slide preparation which includes, but is not limited to, providing compliance with sample preparation instructions, and compliance with packaging, delivery and shipping requirements and instructions. RGI will make reasonable efforts to pre-screen the samples for sufficiency prior to analysis and if RGI in its discretion eliminates insufficient or deficient samples prior to performing any analysis, RGI will not charge GSK BIO for that sample.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(e)           Samples, for the purposes of this Agreement, may include samples from any GSK BIO-funded source or sponsored samples deemed of interest to GSK BIO.

4.4          (a)           The Parties hereby agree that as of December 31, 2008 GSK BIO has accrued an aggregate credit of € [***](the “Existing Credit”) with RGI towards Services that have yet to be rendered to GSK BIO.  All other amounts which previously have been paid to RGI will remain with RGI and are not refundable or applicable to any future services or other activity under this Agreement.  The Existing Credit shall be allocated towards Services rendered to GSK BIO during the remaining Term of the Agreement as set forth in this Section 4.4

(b)           In 2009 and the first two quarters of 2010, RGI shall apply €200,000 Euros of the Existing Credit in each calendar quarter towards all Services rendered to GSK BIO during such calendar quarter. In the event that the sum of all Services rendered to GSK BIO in any such calendar quarter year exceeds €200,000, then GSK BIO shall remit payment to RGI for such excess Services.  In the event the amount of Services rendered to GSK BIO in any such calendar quarter does not exceed €200,000, the applicable portion of the Existing Credit for the following calendar quarter shall be increased by such unused amount.

(c)           If GSK, in its sole discretion, determines that it wishes for RGI to continue to provide GSK services under this Agreement for 2011 as well (and GSK shall notify RGI in writing by July 31, 2010 as to such determination), the then-remaining balance of the Existing Credit for shall be divided into six (6) equal quarterly amounts spanning over the last two (2) quarters of 2010 and the four (4) quarters of 2011 and utilized pursuant to the foregoing process.  If GSK determines that it does not wish RGI to provide such services in 2011, the then-remaining balance of the Existing Credit would instead be divided into two (2) equal quarterly amounts spanning over the last two (2) quarters of 2010 and utilized pursuant to the foregoing process; provided any excess Existing Credit remaining at the end of 2010 shall be rolled over to the following calendar quarter(s) pursuant to the foregoing process for so long as RGI provides GSK Services under this Agreement.  Provided, in any event, if RGI ceases for any reason to provide GSK services under this Agreement, then RGI shall remit to GSK payment of all remaining Excess Credit within sixty (60) days after the date on which RGI ceased to provide Services to GSK.

ARTICLE V - PERFORMANCE OF THE SERVICES – SERVICE PROVISIONS

5.1          RGI (either in its [***] Laboratory subject to the provisions of clause 5.16, in its US-based laboratory or in any other laboratory RGI may set up in the future, provided RGI’s selection (in RGI’s reasonable discretion) of a laboratory aside from its Los Angeles, CA, USA facility shall in no way increase the cost of, delay or compromise the services is provides GSK under this Agreement) shall use its best efforts to provide a turnaround time of five (5) business days for performance of the Testing Services.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

5.2          To assist RGI to expeditiously perform the Testing Services, GSK BIO will use reasonable efforts to transmit samples to RGI for testing as follows:
(a)                  Regarding samples from GSK’s [***] clinical studies GSK BIO will transmit these samples according to the patient recruitment;
(b)                  Regarding all other samples GSK BIO will transmit these in equal numbers each quarter   If samples for any one quarter are anticipated to exceed [***] (prospective and retrospective), GSK BIO shall give written notice to RGI of how many samples it expects to deliver and of what mutually agreeable genes it will be requesting analysis  at least two (2) quarters in advance so as to allow RGI sufficient time to supplement resources (personnel, equipment, materials, etc.) and/or to develop probes or primers, as necessary, in order to analyze the samples expected.  If GSK BIO provides such notice to RGI, then GSK BIO shall use its best efforts to deliver to RGI for testing samples equaling the projected sample number.

5.3          RGI will perform the Testing Services in accordance with good laboratory art.  RGI also will comply with the applicable laws, regulations, and guidelines governing the performance of the Testing Services, including those relating to Good Laboratory Practices.  RGI further will comply with all laws, regulations and guidelines applicable to the care and use of experimental animals.

5.4          RGI shall use reasonable efforts to provide facilities, supplies and staff necessary to complete each Study as provided in the applicable SOW, as it may be modified as provided herein, and in accordance with the terms of this Agreement.

5.5          GSK BIO’s representatives may visit RGI’s laboratory and premises at reasonable times, on reasonable prior notice, and with reasonable frequency during normal business hours to observe the progress of any Study, and any and all information and results derived therefrom.  RGI shall assist GSK BIO in scheduling such visits such as an audit of RGI by GSK QA/QC.

5.6          All reports prepared by RGI hereunder shall be prepared in a format  specified in the applicable SOW and shall be considered to be Confidential Information of GSK BIO.  GSK BIO shall have access to all documentation, records, raw data, specimens or other work product generated as part of the performance of each Study.  RGI agrees to maintain appropriate records in paper or magnetic form, in a manner which complies with regulatory requirements.

5.7          In its performance of the Services for GSK BIO hereunder and for SmithKline Beecham Corporation under the RGI/SBC Agreement dated January 17, 2006 (as amended), RGI agrees to dedicate the same level of priority to comparable Services requested by GSK BIO and SmithKline Beecham Corporation for analysis of their respective clinical samples.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

5.8          RGI agrees to comply with all provisions of the Generic Drug Enforcement Act of 1992. RGI further agrees to submit to GSK BIO, upon request upon completion or termination of the Testing Services, a certification that neither RGI nor any of its employees has been debarred by the FDA under the provisions of the Act and that RGI did not use in any capacity in connection with the Testing Services any individual debarred by the FDA under the provisions of the above referenced Act.

5.9          Should applicable government regulatory requirements be changed during the term of this Agreement, RGI shall make reasonable efforts to satisfy the new requirements.  In the event that compliance with such new regulatory requirements necessitates a change in the SOW for a Study, RGI shall submit to GSK BIO a revised technical and cost proposal for GSK BIO’s acceptance prior to making any changes in the SOW for such Study.

5.10        In the event of a conflict in government regulations, GSK BIO shall, upon request by RGI, designate which regulations it wishes RGI to follow in its performance of a particular Study.

5.11        RGI agrees to use reasonable care in safeguarding, inventorying and handling all SOW data, materials and supporting documentation (hereinafter collectively termed “Study Archives”) originating from any SOW conducted under this Agreement by RGI, whether written or physical (such as notebooks, original or raw data, protocols, interim or final report copies).  The Study Archives shall be considered to be Confidential Information of GSK BIO.   RGI will maintain the samples provided to it for testing under this Agreement in accordance with the usual and customary standards for maintaining such materials.  Upon request by GSK BIO, RGI will provide sample materials to GSK BIO or a copy of documents from the Study Archives, at GSK BIO’s expense.  To the extent that samples are transferred to GSK BIO, responsibility for maintaining such samples will then be undertaken by GSK BIO.  The samples and Study Archives are to be retained and archived by RGI for a period of not less than ten (10) years following the completion of the relevant SOW.

5.12        Following the end of the relevant ten (10) year retention period, RGI further agrees that no samples or records originating from any Services conducted under this Agreement and retained in RGI’s possession as Study Archives will be permanently disposed of or destroyed by RGI without the prior written permission of GSK BIO.  GSK BIO agrees that such written permission will not be unreasonably withheld; provided, however, that in lieu of the granting of permission for such disposal, GSK BIO shall have the right at the time such permission for disposal is requested by RGI to claim such materials and to have RGI transmit such materials to GSK BIO, by a carrier of GSK BIO’s choice and at GSK BIO’s expense.  In the event RGI requests such permission to dispose of the samples or Study Archives from GSK BIO under the provisions of notice contained in this Agreement, and no response is received from GSK BIO within four (4) weeks, RGI shall be deemed to have received from GSK BIO permission for permanent disposal.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

5.13        GSK BIO may, at a reasonable time upon reasonable prior notice, obtain access to the samples and Study Archives, provided that GSK BIO complies with RGI’s reasonable access and control procedures relating to such materials.

5.14        RGI represents that each of its personnel, employees, agents, representatives, subcontractors or invitees who shall perform any Study hereunder shall abide by the provisions of Article 4 hereof while performing Services.  RGI agrees that each of its personnel, employees, agents, representatives, subcontractors or invitees who shall perform any Study hereunder shall be at least eighteen (18) years old or of legal age to enter into a contract, whichever is older.  Each Party agrees to abide by the human rights provisions set forth in Exhibit D.

5.15        RGI shall, commencing on the date that is [***] after the Effective Date, every forty-five (45) days submit to GSK BIO [***].  Such statements shall (i) contain the information set forth in Exhibit E, (ii) constitute RGI Confidential Information, (iii) shall not be used for any purpose except to evaluate and engage in discussion with RGI concerning this Agreement, and (iv) will be disclosed only to GSK BIO employees who are required to have the information in order to evaluate or engage in said discussions.  GSK BIO acknowledge that their employees who receive this information are aware that the U.S. securities laws would prohibit any person who has material non-public information about a company from purchasing or selling, directly or indirectly, securities of such company (including entering into hedge transactions involving such securities), or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.  GSK BIO agrees that they will not use or permit any third party to use, and that they will use reasonable efforts to assure that none of their employees will use or permit any third party to use, any of the above information provided to them in contravention of applicable laws.  Upon request, GSK BIO will promptly redeliver to the RGI or certify the destruction of all the written Confidential Information, including any copies which have been made (provided GSK BIO may retain one copy for the sole purposes of determining its obligations under this Agreement), and will further deliver to RGI a duly authorized notice indicating that the requirements of this sentence have been satisfied in full.

5.16        Upon GSK BIO’s written request, the Parties shall in good faith negotiate an amendment to this Agreement providing for RGI using commercially reasonable efforts to develop a laboratory (with GSK bearing the reasonable costs associated with developing said laboratory, including reimbursement to RGI for its time and out-of-pocket expenses associated with such efforts and equipment costs therefor, in each instance consistent with the provisions of Schedule 5.16) located in [***] that is run by [***] (or another Third Party reasonably acceptable to GSK BIO), with such laboratory performing Services in [***] for samples collected in [***]; provided that the Existing Credit shall not be applicable towards Services provided in such laboratory in [***].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

5.17        (a)           Upon GSK BIO’s written request, RGI shall in good faith and without delay, commence and complete the activities outlined in Exhibit F relating to the bridging of the assays/diagnostic tests to the Third Party(ies) that is(are) developing and will manufacture and sell the commercial diagnostic test(s) to be used with GSK BIO’s [***].  Additionally, subject to the provisions of Section 5.17(c), upon GSK BIO’s written request, RGI shall in good faith and without delay, commence and complete the activities outlined in Exhibit F relating to the transfer of the assays/diagnostic tests to a Third Party of GSK’s choosing.  GSK BIO shall accept responsibility for the bridging/transfer activities and RGI makes no representations or warranties, express or implied, that the assays and/or diagnostic tests will not infringe any Third Party patent or other proprietary rights.  RGI shall grant to GSK (and such Third Party(ies) a covenant not-to-sue for its intellectual property (including patents and know-how) that are necessary for GSK (or its designated Third Party) to practice such assays/diagnostic tests on terms and conditions that are reasonable and customary in the industry.  GSK BIO shall reimburse RGI for its time and out-of-pocket expenses associated with such bridging/transfer activities pursuant to the fee schedule included in Exhibit F.

(b)          To the extent RGI has any contracts or agreements with any Third Parties that are necessary or useful for the ongoing performance of such assays/diagnostic tests performed as part of the Services associated with the existing SOW’s related to GSK BIO’s [***] (including to the extent applicable, for the avoidance of doubt, the RGI agreement [***], then RGI shall use its commercially reasonable efforts to (upon GSK’s request) provide rights (either via sublicense, assignment or transfer of such agreement as GSK and RGI may agree) under such contracts or agreements (or the relevant portion thereof) to GSK BIO (or such Third Party, as GSK BIO may request) solely as part of such bridging/transfer activities.  Notwithstanding the foregoing if Third Party consent is required prior to such provision of rights, then RGI shall use its good faith efforts to obtain such consents.  Upon the transfer, assignment or sublicense of such agreements, GSK BIO agrees to abide by any and all obligations under such transferred, assigned or sublicensed agreements, including all financial obligations arising out of such agreements which relate to the bridging and transfer obligations, and GSK BIO further agrees to require its Third Party designees to abide by any and all obligations under such agreements.

(c)           Notwithstanding the foregoing, RGI shall not be obligated to undertake any of the aforementioned bridging or transfer activities solely to the extent it believes in good faith that such activities could breach one or more then-existing Third Party agreements.  In such circumstances, RGI shall consult in good faith with GSK BIO regarding the issues, including providing GSK BIO (under confidence) with true and correct copies of the applicable Third Party agreement(s) (and any amendments thereto and other relevant materials), if permitted to do so. If, after consulting with GSK BIO, RGI is unwilling to proceed for materially adverse good faith reasons, then it shall not be obliged to proceed with such bridging or transfer activities.  For the avoidance of doubt, RGI shall perform all aspects of the aforementioned bridging or transfer activities that are not subject to this Section 5.17(c)

(d)           If after reviewing the aforementioned Third Party agreements (and any amendments thereto and other relevant materials) GSK BIO maintains its request to RGI to continue with such bridging or transfer activities and RGI is not unwilling to proceed with such bridging or transfer activities for materially adverse good faith reasons, then [***].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(e)           The obligations set forth in this clause 5.17 shall survive the termination of this Agreement until the time the provisions of Section 3.2 are satisfied.

ARTICLE VI – CONFIDENTIALITY

6.1          Save as otherwise provided in this Agreement, any Confidential Information which is disclosed by or on behalf of either Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) at any time after the date of this Agreement shall remain the property of the Disclosing Party and the Receiving Party hereby undertakes:
(a)           to use the Confidential Information received from the Disclosing Party and subject to the provisions of Section 6 hereto, solely and exclusively for the Purpose; and

(b)           to maintain the confidentiality of the Confidential Information and not to disclose it directly or indirectly to any other company, organization, individual or Third Party other than in the case of GSK BIO, to an Affiliate, save as permitted by clause 5.2; and

(c)           at the request of the Disclosing Party to return, delete or destroy all copies of the Confidential Information, in whatever form it is held, provided that the Receiving Party may retain one copy of the Confidential Information for the sole purpose of determining its obligations under this Agreement but may make no further use of such Confidential Information whatsoever.

6.2          Notwithstanding clause 6.1, if RGI is the Receiving Party, it may disclose Confidential Information to any of its Relevant Staff who need to know the Confidential Information in order to fulfill the Purpose, provided that RGI shall procure that each such person to whom or which Confidential Information is to be disclosed:
(a)           is made aware of the obligations contained in this Agreement prior to such disclosure; and

(b)          agrees to abide by such terms of this Agreement as if it were a Party to it.

6.3          Nothing in clause 6.1 shall preclude disclosure of any Confidential Information required by any governmental, quasi-governmental or regulatory agency or authority or court entitled by law to disclosure of the same, or which is required by law to be disclosed.  The Receiving Party shall promptly notify the Disclosing Party when such requirement to disclose has arisen to enable the Disclosing Party to seek an appropriate protective order and to make known to the said agency or authority or court the proprietary nature of the Confidential Information and to make any applicable claim of confidentiality in respect thereof.  The Receiving Party agrees to co-operate in any appropriate action which the Disclosing Party may decide to take.  If the Receiving Party is advised to make a disclosure in accordance with this clause 5.3 it shall only make a disclosure to the extent to which it is obliged.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

6.4          The provisions of clause 5.1 shall not apply to any Confidential Information which:
(a)           the Receiving Party can demonstrate by its written records, was already in the possession of the Receiving Party and at its free use and disposal or generally and conveniently available to the public prior to its disclosure by the Disclosing Party hereunder (through in each case no fault of the Receiving Party or any of its Affiliates or no breach of this Agreement by the Receiving Party); or

(b)           is purchased or otherwise legally acquired by or becomes available to the Receiving Party at any time from a Third Party which is not prohibited from disclosing such Confidential  Information; or

(c)            comes into the public domain~~,~~ otherwise than through the fault of the Receiving Party or at the time of disclosure is in the public domain; or

(d)           the Receiving Party can demonstrate by its written records was developed by or for the Receiving Party independently of the disclosure of Confidential Information by the Disclosing Party or its Affiliates.

6.5          The obligations of each Party in this Article VI shall survive for a period of ten (10) years from the date of disclosure of such information.  Each of the Parties agrees that damages may not be an adequate remedy for breach of this Article VI and that, accordingly, each Party shall be entitled to seek injunctive or other equitable relief.

ARTICLE VII - INTELLECTUAL PROPERTY

7.1          Except as otherwise provided herein, all title to any and all inventions, improvements and data, whether or not patentable, and copyrightable works, which result from the performance of any Study hereunder shall reside with GSK BIO, subject to the remaining provisions of this Article VII.

7.2          RGI shall promptly disclose to GSK BIO all inventions and improvements (whether patentable or not) and all copyrightable works made by it which are governed by this clause 7.1.  RGI agrees, upon GSK BIO’s written request, to cooperate at GSK BIO’s expense in formally assigning title to GSK BIO to such inventions, improvements and copyrightable works, and to assist GSK BIO in obtaining patent or copyright protection to such intellectual property.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

7.3          Subject to the remaining provisions of this Article VII, RGI agrees that all original works of authorship prepared by or for RGI in the performance of any Study hereunder shall be works for hire, and GSK BIO shall own such works and all copyrights therein.  For any original such works of authorship that, under the copyright laws of the United States, may not be considered works for hire, RGI agrees to reasonably cooperate with GSK BIO in protecting its rights in such works.  Such works shall be deemed to be the property of GSK BIO, and shall be included in the Confidential Information of GSK BIO under this Agreement.

7.4          Subject to this clause 7.4. RGI owns, and GSK BIO acknowledges RGI’s ownership of, (i) the Testing Services, including RGI’s proprietary process for analyzing the samples and producing the gene expression values, and all of the materials which comprise same, and any accompanying patent information owned by RGI, (ii) all intellectual property associated therewith (the “Intellectual Property”), and (iii) any algorithms or scales created and used by RGI in producing or developing the gene expression values (“algorithms”), and agrees that it shall not do or suffer to be done any act or thing or undertake any action anywhere that in any manner might infringe, or impair the validity, scope, or title of RGI in the Testing Services, algorithms or Intellectual Property which may be owned by RGI at any time.  It is understood that neither GSK BIO nor any Affiliate shall acquire or claim title to the Testing Services, algorithms, research and development, or the Intellectual Property by virtue of this Agreement. However, any improvements or modifications thereto which are developed during the course of RGI’s performance of the Services under the Agreement, will be jointly owned by the Parties and GSK BIO may, at its discretion and expense, seek patent protection for such jointly owned inventions. In case GSK BIO does not wish to seek such patent protection, it shall inform RGI thereof and RGI may seek patent protection at its own expense.

7.5          For the avoidance of doubt, the gene expression values produced and/or developed by the Testing Services (“gene expression values”), as well as all designs, developments, ideas, discoveries, inventions and information designed, developed, discovered, invented, produced or originated by GSK BIO independent of RGI in the course of or as a result of GSK BIO’s use or analysis of the gene expression values provided to GSK BIO by RGI pursuant to this Agreement shall be the sole property of GSK BIO.  All such designs, developments, ideas, discoveries, inventions and information shall be part of the Confidential Information of GSK BIO.  In the event GSK BIO decides, at its discretion, to seek patent, copyright or other protection (whether in the United States or elsewhere) in relation to any of same, or to publish the gene expression values, GSK BIO shall acknowledge RGI’s ownership of the property set forth in clause 7.4, as appropriate, that the Testing Services and process by which the gene expression values were produced are proprietary to RGI, and that the gene expression values were produced using RGI’s proprietary process, as the case may be.  ~~.~~RGI shall reasonably cooperate with GSK BIO in the filing of any necessary applications and in otherwise applying for, obtaining or maintaining patent, copyright or other protection subject to GSK BIO’s acknowledgement, as set forth in this paragraph, and to GSK BIO bearing all necessary costs and expenses in relation thereto.

7.6          If any of the Intellectual Property owned by RGI is necessary in order to reasonably use the gene expression values owned by GSK BIO according to this Agreement, RGI will grant GSK BIO a non-exclusive, fully paid up, irrevocable, world wide license with the right to sublicense to use such Intellectual Property solely for the purpose of using GSK BIO’s gene expression values.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

7.7          RGI shall be entitled to utilize the gene expression values (although GSK BIO retains ownership of the gene expression values) only for the purposes of this Agreement, and any designs, developments, ideas, discoveries, inventions and information designed, developed, discovered, invented, produced or originated by RGI independent of GSK BIO in the course of or as a result of RGI’s use of the gene expression values provided to GSK BIO by RGI pursuant to this Agreement shall be the sole and absolute property of GSK BIO.  All such designs, developments, ideas, discoveries, inventions and information shall be part of the Confidential Information of GSK BIO. RGI shall reasonably cooperate with GSK BIO in the filing of any necessary applications and in otherwise applying for, obtaining or maintaining patent, copyright or other protection with regard to any such designs, developments, ideas, discoveries, inventions and information, subject to GSK BIO’s bearing all necessary costs and expenses in relation thereto.

7.8          The Parties shall observe all copyrights in written material, including computer software, belonging to the other Party or any Third Party and will not make any unauthorized copies of such material or software.

7.9          Each Party acknowledges that the other Party owns certain inventions, processes, know-how, trade secrets, improvements and other intellectual property which have been independently developed by each Party and which relate to that Party’s business or operations.  It is acknowledged that the intellectual property owned by either Party on the date of this Agreement will remain the exclusive property of the owning Party.

7.10        GSK BIO shall provide RGI with sufficient amounts of all compounds, materials, samples or other substances (collectively, the “Test Materials”) with which to perform each Study, as well as sufficient and comprehensive data as may be reasonably required by RGI concerning the stability, proper storage and safety requirements with respect to such Test Materials. Such Test Materials shall remain the property of GSK BIO at all times and shall be properly stored by RGI in accordance with the SOW or as otherwise agreed by the Parties.

7.11        Upon completion of any Study, upon request by GSK BIO, any remaining untested samples of the Test Materials provided for such Study shall be returned to GSK BIO for retention in compliance with applicable regulatory requirements.

ARTICLE VIII - RELATIONSHIP OF THE PARTIES

8.1          It is understood that in the performance of this Agreement RGI will be acting in the capacity of an independent contractor and that nothing in this Agreement shall be construed as creating any contract of employment or relationship of principal and agent between GSK BIO and RGI or GSK BIO or any of the Relevant Staff.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

8.2          RGI shall perform this Agreement solely as an independent contractor, and as such shall select, engage and discharge its employees and otherwise direct and control the performance of the Studies.  Neither RGI nor anyone employed by it shall be, represent, act, or purport to act as, or be deemed to be, the agent, representative, employee, or servant of GSK BIO nor shall GSK BIO nor anyone employed by it be, represent, act, or purport to act as, or be deemed to be, the agent, representative, employee, or servant of RGI.

8.3          Neither GSK BIO nor RGI shall have authority to make any statement, representation, or commitment of any kind or to take any action binding upon the other Party without the other Party's prior written authorization.

ARTICLE IX- REPRESENTATION AND WARRANTIES – INDEMNIFICATION

9.1          RGI represents and warrants that RGI and the Relevant Staff:
(a)           have the appropriate level of expertise and qualifications and the necessary ability to undertake the work required under this Agreement; and

(b)           are not prevented or restricted by any obligations owed to a Third Party or otherwise in any way from performing the Services; and

(c)           owns and/or controls all the necessary rights, including patent rights, for the performance of the Services in accordance with this Agreement.

9.2          In addition RGI represents that all members of the Relevant Staff are contractually bound to assign to RGI all inventions, improvements and any other intellectual property rights that may be developed or conceived by the Relevant Staff or that may otherwise arise during the performance of the Services under this Agreement and that none of the Relevant Staff have any rights thereto that could impair or jeopardize the applicability or enforcement of the provisions laid down in Article VII above.

9.3          Each Party represents and warrants that it has the right to enter into this Agreement and is not in conflict with any Third Party obligation during the performance of the Study under this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

9.4          In addition to any other indemnification provided herein, RGI agrees to indemnify, defend and hold GSK BIO and its affiliates, shareholders, officers, directors, employees, agents, successors and assigns harmless from and against any and all Third Party claims, suits, actions, liabilities, losses, costs, reasonable attorneys' fees, expenses, judgments or damages, whether ordinary, special or consequential (collectively, the “Indemnified Amounts”), arising out of (i) RGI's negligence in the performance of any Study and/or Services, (ii) any wrongful acts or omissions in the performance by RGI of any Study and/or Services hereunder, whether such actions are of RGI, its employees, agents, representatives, subcontractors or invitees, or (iii) any material breach of this Agreement by RGI, its employees, agents, representatives, subcontractors or invitees.

9.5          In addition to any other indemnification provided herein, GSK BIO agrees to indemnify, defend and hold RGI and its affiliates, shareholders, officers, directors, employees, agents, successors and assigns harmless from and against any and all Indemnified Amounts arising out of  (i) GSK BIO's negligence in the conduct of the activities to be performed by GSK BIO under this Agreement, (ii) any wrongful acts or omissions in the conduct of the activities to be performed by GSK BIO under this Agreement, whether such actions are of GSK BIO, its employees, agents, representatives, subcontractors or invitees, or (iii) any material breach of this Agreement by GSK BIO, its employees, agents, representatives, subcontractors or invitees.

9.6          Where claims relate to those by third Parties and in the event either Party incurs, or expects to incur expenses, damages, claims or liability for which it is entitled hereunder to seek indemnification from the other Party, the Party claiming indemnification (the “Indemnitee”) shall promptly notify the other Party (the “Indemnitor”) and shall permit the Indemnitor, at the Indemnitor’s sole discretion, to settle any such claim or suit and agrees to the complete control of the defense or settlement of such claim or suit by the Indemnitor, and the Indemnitor shall not be responsible for any legal fees or other costs incurred other than as provided in this Agreement provided, however, that the Indemnitor may not settle such claim or suit in any manner that would require payment by the Indemnitee, or would materially adversely affect the rights granted to the Indemnitee hereunder, or would materially conflict with the terms of this Agreement, or adversely affect other of its products, without first obtaining the Indemnitee’s prior written consent, which consent shall not be unreasonably withheld.  The Indemnitee, its employees, consultants and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any claims or suits covered by the indemnification provisions of this Agreement.  Neither Party will be liable for any loss of actual or anticipated income or profits or for any special, indirect or consequential loss or damages.

9.7          Nothwithstanding anything to the contrary in this Agreement or the Original Agreement, RGI (and its Affiliates and shareholders) hereby releases and forever hold GSK BIO (and its Affiliates) harmless from any and all claims, losses or damages related to or arising out of RGI having opened, operated, and subsequently closed that certain laboratory in the [***].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

ARTICLE X – TERMINATION

10.1        GSK BIO shall have the absolute and unconditional right, in its sole judgment and discretion, to terminate this Agreement and/or any Study performed under this Agreement for any reason, with or without cause, such termination to be effective on the next anniversary date of the Effective Date provided at least ninety (90) days prior written notice is given to RGI.

10.2        Either Party (“the Non-Defaulting Party”) may terminate this Agreement by notice in writing if (a) the other Party commits or permits a material breach of this Agreement which is incapable of remedy, or if capable of remedy, the breaching Party fails to cure that breach within ninety (90) days after receiving written notice thereof from the Non-Defaulting Party; or (b) the other Party ceases to exist as a going concern as a result of bankruptcy or insolvency proceedings.

10.3        Subject to clause 7.5. above, if GSK BIO terminates this Agreement pursuant to clause 10.1 above, GSK BIO shall be permitted to use the technology used by RGI in performance of the Services solely for the purpose of completing any unperformed services pursuant to any then outstanding and pending SOW during the remainder of the existing Term (with no renewals permitted).  To the extent that GSK BIO requests RGI’s assistance in such use of the technology, and RGI agrees to provide such assistance, then GSK BIO shall provide appropriate compensation to RGI for such assistance.

10.4       In the event of termination of this Agreement and/or any Study performed under this Agreement, RGI shall use all reasonable efforts to minimize any further costs and RGI shall be reimbursed only for the Services actually performed and the expenses actually and reasonably incurred as of the effective date of such termination.  RGI will within sixty (60) days after the date of such termination reimburse any amounts overpaid by GSK BIO (including any remaining Existing Credit).

10.5       Upon termination of this Agreement, if requested by the other Party, each Party shall immediately deliver up to the other Party or, if the other Party agrees, destroy all copies of and other embodiments of any of the Confidential Information and all other correspondence, documents, specifications, and any other property belonging to the other Party which may be in its/his/her possession.  One archival copy of such materials may be maintained in the possession of legal counsel for the Party.

10.6        (a)          Expiration or termination of this Agreement or the Term for any reason shall terminate all outstanding obligations and liabilities between the Parties arising from this Agreement except that the provisions of Articles I, IV,VI, VII, VIII, X, XII, and Sections 3.2, 5.6, 5.11, 5.12, 5.17 and 9.4 through 9.7 shall survive such expiration or termination for the time period specified in such provisions or if no such time period is specified, five (5) years after the date of expiration or termination.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(b)          Termination or expiration of this Agreement for whatever reason in accordance with the provisions hereof shall not affect the accrued rights of the Parties, and shall not limit remedies that may be otherwise available in law or equity.

10.7        The Parties may terminate this Agreement at any time by mutual agreement in writing, executed by both Parties.

ARTICLE XI – FORCE MAJEURE

11.1        In this Agreement, “force majeure” shall mean any cause preventing either Party from performing any or all of its obligations which arises from or is attributable to acts, events, omissions or accidents beyond the reasonable control of the Party so prevented including, without limitation, strikes, lock-outs or other industrial disputes (whether involving the workforce of the Party so prevented or of any Third Party), act of God, war, terrorism, riot, civil commotion, malicious damage, compliance with any law or Governmental order, rule, regulation or direction, accident, breakdown of plant or machinery, fire, flood or storm (each a “Force Majeure Condition”).

11.2        Subject to clause 11.3, each Party shall be released from its obligations under this Agreement to the extent that its performance hereunder is delayed, hindered or prevented by force majeure.  If either Party is prevented or delayed in the performance of any of its obligations under this Agreement by force majeure, that Party shall forthwith serve notice in writing on the other Party specifying the nature and extent of the circumstances giving rise to force majeure, and shall subject to service of such notice and to clauses 11.3 and 11.4, have no liability in respect of the performance of such of its obligations as are prevented by the force majeure event during the continuation of such events, and for such time after they cease as is necessary for that Party, using all reasonable endeavors, to recommence its affected operations in order for it to perform its obligations.

11.3        The Party claiming to be prevented or delayed in the performance of any of its obligations under this Agreement by reason of force majeure shall use all reasonable endeavors to bring the force majeure event to a close or to find a solution by which the Agreement may be performed despite the continuation of the force majeure event.

11.4        If either Party is prevented from performance of its obligations for a continuous period in excess of three (3) months due to force majeure, the other Party may terminate this Agreement forthwith on service of written notice upon the Party so prevented, in which case neither Party shall have any liability to the other except that rights and liabilities which accrued prior to such termination shall continue to subsist.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

11.5        Notwithstanding anything in this Article 11 to the contrary, no Force Majeure Condition shall relieve GSK BIO of the obligation to pay for Testing Services which have already been completed by RGI.

ARTICLE XII – MISCELLANEOUS
12.1        Notice.
(a)           Any notice required by this Agreement to be given to either Party shall be in writing and shall be served by being addressed to the address of the other Party stated in this Agreement or such other address as may from time to time have been notified by a notice given in accordance with this clause.  Any notice or other document to be given under this Agreement shall be deemed to have been duly given if left at or sent to the address, or if more than one is designated by a Party, to the addresses, referred to in clause 12.2 by: hand or courier; first class post, express or other fast postal service (airmail if abroad); or registered post; or facsimile or other electronic media.

(b)           Any such notice or other document shall be deemed to have been received by the addressee five (5) working days following the date of dispatch of the notice or other document by or, where the notice or other document is sent by hand or courier or is given by facsimile or other electronic media, simultaneously with the delivery or transmission.  To prove the giving of a notice or other document it shall be sufficient to show that it was dispatched.

(c)	The initial details for the purposes of clause 12.1 are:

For GSK BIO
GlaxoSmithKline Biologicals S.A.
Parc de la Noire Epine
Avenue Pascale 2/6
B-1300 Wavre
Belgium
Attn: Vice President, Procurement

With copies to:

GlaxSmithKline Biologicals S.A.
Parc de la Noire Epine
Avenue Pascale 2/6
B-1300 Wavre
Belgium
Attn: Vice President and General Counsel, Legal Department

For RGI
Attn: Kathleen Danenberg
1640 Marengo Street Suite 600
Los Angeles, CA 90033
Fax: 323-224-3096

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

12.2       Governing Law And Jurisdiction.  This Agreement will be governed by and construed in accordance with the laws of Belgium, without regard to its conflict of laws or choice of laws principles.  The Parties agree that any disputes arising under this agreement shall be presented exclusively before the courts of the State of California in the United States in cases RGI is the respondent, and in Nivelles, Belgium, in cases GSKBIO is the respondent.  Each Party hereby submits itself to the personal jurisdiction and venue of such courts in connection with any such proceedings, and agrees to accept service of process by mail.

12.3        Entire Agreement, Amendment Or Variation.
(a)           This Agreement sets out the entire agreement and understanding between the Parties regarding the subject matter of this Agreement and supersedes all prior discussions, arrangements and agreements, whether oral or in writing or which may be inferred from the conduct of the Parties.

(b)          No other terms and conditions (including any standard terms and conditions of GSK BIO, RGI or their Affiliates) shall apply in relation to this Agreement or the provision of the Services or of any other Services by RGI to GSK BIO, save for any additional terms and conditions specifically agreed to in writing hereafter by the Parties.

(c)           Any amendment or modification to this Agreement shall be made in writing and signed by both Parties.

12.4        Validity/Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision, which shall remain in full force and effect.  The Parties shall use their reasonable efforts to achieve the purpose of the invalid provision by a new legally valid stipulation.

12.5        Assignment.  Either Party may assign this agreement in whole or in part, provided that, if RGI wishes to assign this agreement in whole or in part, it shall first obtain the prior written consent of GSK BIO, which shall not be unreasonably withheld.

12.6        Waiver.  The failure of either Party to exercise any right or remedy under this Agreement shall not be deemed to be a waiver of such right or remedy.  Any waiver in respect of any breach of any provision of this Agreement which is made in writing shall be valid but shall not be construed to be a waiver of any succeeding breach of such a provision.

12.7        Announcements.  Neither Party shall publish the existence or subject matter of this Agreement without the prior written consent of the other Party, such consent not to be  unreasonably withheld or delayed.  No oral or written release of any statement, information, advertisement or publicity matter having any reference to either GSK BIO or RGI, express or implied, shall be used by the other Party or on the other Party's behalf, unless and until such matter shall have first been submitted to and received the approval in writing of the Party whose name is being used.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

12.8        Permits.  RGI shall obtain and pay for all permits, governmental fees, and licenses necessary for it to perform the Studies hereunder and shall obtain all required inspections, authorizations and approvals prior to commencement of any Study hereunder.

12.9        Records.  RGI agrees to maintain for a period of two (2) years after the termination or expiration of this Agreement adequate records of, and copies of all receipts for expenses incurred in connection with, the performance of the Services and allow access to GSK BIO and its authorized representatives to inspect such records and receipts upon reasonable notice.

12.10      Laboratory Visits.  GSK BIO’s representatives may visit RGI’s facilities at reasonable times, on reasonable prior notice, and with reasonable frequency, during normal business hours to observe the progress of the Testing Services.  RGI will assist GSK BIO in scheduling such visits.

12.11      FDA.EMEA Visits.
(a)       At GSK BIO’s request, a representative of RGI shall accompany GSK BIO to FDA/EMEA to explain or discuss any and all aspects of the Testing Services.  Such visit or visits to the FDA/EMEA shall be arranged at times mutually agreeable to GSK BIO and RGI.  All reasonable travel and living expenses incurred by RGI in connection with such visits shall be reimbursed by GSK BIO.

(b)       RGI shall notify GSK BIO of any request from FDA/EMEA, other federal or state agencies or any other Third Party to inspect or otherwise gain access to the information, gene expression values, clinical samples, or materials pertaining to the Services performed by RGI under this Agreement.  RGI shall notify GSK BIO of such request prior to permitting any Third Party access, unless prior notice is not reasonably feasible.

(c)       RGI agrees to permit inspection of such information, gene expression values, clinical samples, or other materials by authorized representatives of FDA/EMEA and as otherwise required by law.  During such inspections, RGI shall provide appropriate scientific and quality assurance support.  RGI shall promptly send GSK BIO a copy of any inspection reports received by RGI as a result of any such inspection.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

12.12     Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

SIGNATURE PAGE FOLLOWS

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

IN WITNESS whereof the Parties have executed this Agreement on the date above written.
Signed for and on behalf of GlaxoSmithKline Biologicals SA by

/s/ Marcel Laubacher	Signature	Date	01/09/2009
Name: Marcel Laubacher
Title: Vice President Procurement

Signed for and on behalf of Response Genetics Inc. by

/s/ Kathleen Danenberg	Signature	Date	07/09/2009
Name : Kathleen Danenberg
Title : Chief Executive Officer

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Response Genetics List of Services
EXHIBIT A
TESTING SERVICES FEE SCHEDULE

RGI Services	Cost	Explanation of Service
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

RGI Services	Cost	Explanation of Service
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

EXHIBIT B

  FORM TASK ORDER/STATEMENT OF WORK AND SCHEDULES

TASK ORDER/STATEMENT OF WORK REFERENCE NUMBER ………….

This TASK ORDER/STATEMENT OF WORK is effective  ____________, 200__ (the “Effective Date”) between

__________________ (“Contractor”), with offices located at  _______________________,

and

GlaxoSmithKline Biologicals SA, with offices located rue de l’Institut 89, B-1330 Rixensart, Belgium (“GSK”).

BACKGROUND

GSK and Contractor are parties to a Master Agreement (or are Affiliates of the parties to the Master Agreement) with an effective date of __________.  The terms and conditions of that Master Agreement are used by GSK and Contractor, by executing this Task Order/Statement of Work, to contract for the laboratory research services described in this Task Order/Statement of Work.

The following shall apply in this Task Order/Statement of Work and to the Study which is the subject of this Task Order/Statement of Work:

CONTRACTOR’S NAME: Response Genetics, Inc.
CONTRACTOR’S ADDRESS: 1640 Marengo St.,#600, Los Angeles, CA 90033
CONTRACTOR’S TELEPHONE NO.:+1-323-224-3900
CONTRACTOR’S TAX ID #:113525548

TEST NAME:

STUDY TITLE (if applicable):

GSK PROTOCOL NUMBER (if applicable) :

CONTRACTOR MONITOR :

GSK REPRESENTATIVE :

Period of Performance of the Services :  From [day] [month] [year]  To [day] [month] [year]

1.           THE SERVICES

Contractor agrees to perform the Services as described in the Protocol, task description, and/or Study proposal in Schedule A, attached and incorporated by reference as part of this Task Order/Statement of Work, and in accordance with the terms of the Master Agreement.

2.           COMPENSATION

In consideration for its performance of Services under this Task Order/Statement of Work, GSK shall pay Contractor in accordance with the payment schedule as documented in Schedule B, attached and incorporated by reference as part of this Task Order/Statement of Work.

3.           ARCHIVING SPECIFICATIONS

Anticipated date of Study completion of work as detailed in schedule A :

4.           TERM; TERMINATION

This Task Order/Statement of Work shall continue until the Services are completed or until terminated as provided in the Master Agreement.  The performance schedule is summarized below with the major milestones and delivery dates (modify as needed):

Start date:
First sample delivered
Final sample delivered
Final assay complete
Final Report:

5.           INCORPORATION BY REFERENCE

The terms and conditions of the Master Agreement are hereby incorporated by reference into and made a part of this Task Order/Statement of Work.  All defined terms within the Master Agreement shall have the same meaning when used in this Task Order/Statement of Work.  If any provisions of this Task Order/Statement of Work are in direct conflict with this Master Agreement so that the provisions of both cannot be given effect, the terms of this Task Order/Statement of Work shall govern the specific issue.

6.           NOTICE.  In addition to the recipients of notice listed in the Master Agreement, notices applicable to this Task Order/Statement of Work Agreement shall be sent to (list all relevant contacts at both Contractor and GSK including study director below):

If to Contractor: Name: Address: Facsimile: Copy to:	If to GSK: Name: Address: Facsimile: Copy to:

7.           ADDITIONAL TERMS.        Include any additional project-specific terms.]

8.           ENTIRE AGREEMENT.  This Task Order/Statement of Work, including the incorporated terms of the Master Agreement, represents the entire and integrated agreement between Contractor and GSK-Biologicals and supersedes all prior negotiations, representations or agreements, either written or oral, regarding the Study.

GLAXOSMITHKLINE BIOLOGICALS SA	CONTRACTOR’S NAME

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

TASK ORDER/STATEMENT OF WORK
EXHIBIT A

DESCRIPTION OF THE SERVICES

The Contractor shall perform ………. According agreed Standard ……as detailed below.

Test Performance Assessment
Screening Step
Technical Bridge
Clinical Bridge
Test name
Contractor or GSK Standard Operating Procedure number
Validation plan
Specific Quality Standard (if negative)
Reporting

Timings
Prices (see schedule B)
Archiving
Responsibility

Test Routine
Test name
Contractor or GSK Standard Operating Procedure number
Study title
Planned number samples
Timings:
Turnaround time
Timetable
Archiving
Prices (see schedule B)
Reporting
Responsibility
Specific Quality Standard (if negative)

TASK ORDER/STATEMENT OF WORK
EXHIBIT B

PAYMENT/PAYMENT SCHEDULE

Payment schedule should be generally cost neutral throughout study period

Invoices should be dispatched regularly at monthly intervals throughout the course of the analyses.

EXHIBIT C

SOW’s In Effect as of the Effective Date
Study title/Description TO	Task Order reference	PO#	TO amount
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Exhibit D
HUMAN RIGHTS

(A)
Each Party shall not employ engage or otherwise use any child labor in circumstances such that the tasks performed by any such child labor could reasonably be foreseen to cause either physical or emotional impairment to the development of such child in all countries in which it operates or sources goods;

(B)	Each Party shall not use forced labor in any form (prison, indentured, bonded or otherwise) and staff are not required to lodge papers or deposits on starting work;
(C)
Each Party shall comply with all applicable environment, safety and health regulations and provide a safe and healthy workplace, presenting no immediate risks to its staff.  Any housing provided by a Party to its workers is safe for habitation.  Each party shall provide access to clean water, food, and emergency healthcare to its workers in the event of accidents or incidents at the Contractor’s workplace;

(D)
within the customs and practices of the countries in which each Party operates, each Party shall not discriminate against any worker on any ground (including race, religion, disability or gender).  Each Party shall not engage in or support the use of corporal punishment, mental, physical, sexual or verbal abuse and does not use cruel or unusual disciplinary practices in the workplace;

(E)	Each Party shall pay each employee at least the minimum wage, or the prevailing industry wage, (whichever is the higher) and provide each employee with all legally mandated benefits;
(F)	Each Party shall comply with the laws on working hours and employment rights in the countries in which it operates;
(G)
Each Party has identified all the hazardous or toxic waste that it or its contractors or agents produce, and it is confident that all waste is disposed of by competent bodies via authorized disposal routes; and

(H)	Each Party shall not engage in any activities which may cause harm to either those living in the vicinity to its operations or the environment.
Each Party shall upon request furnish the other with any documents reasonably requested in relation to the above.

EXHIBIT E

FORM OF [***]

SLIDE 1

[***]

SLIDE 2

[***]

SLIDE 3

[***]

SLIDE 4

[***]

EXHIBIT F

BRIDGING AND TRANSFER ACTIVITIES

	Cost	Explanation

Equipment and Supplies

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

Testing Services
[***]	[***]	[***]

Consulting Fees

[***]	[***]	[***]

[***]	[***]	[***]

Training

[***]	[***]	[***]

[***]	[***]	[***]

Travel

[***]	[***]	[***]

SCHEDULE 5.16

	Cost	Explanation

Equipment and Related Expenses

[***]	[***]	[***]

[***]	[***]	[***]

Bridging/Testing Services

[***]	[***]	[***]

[***]	[***]	[***]

Consulting Fees

[***]	[***]	[***]

Training and Travel

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

Document Translation

[***]	[***]	[***]

TRAVEL AND EXPENSE REIMBURSEMENT GUIDELINES

1.
GSK will, to the extent provided for under its written agreement with Supplier, reimburse Supplier for out-of-pocket expenses actually and reasonably incurred by Supplier’s personnel in connection with GSK-authorized travel and for lodging, car rental and meals while away from home performing services directly on behalf of GSK.

2.
Local travel expenses should not exceed $[***] per session for occasion when facilitators are utilized who will have Local Travel expenses and $[***] for occasions when facilitators are utilized who will have Non-Local travel expenses.

3.	All Supplier expenses for which reimbursement is sought must be approved in advance by GSK.

4.	All expenses over $[**] must be accompanied by a written receipt and an explanation as to why the expenses were incurred.

5.	Reimbursement of Supplier’s expenses is subject to the following conditions:

(a)	Air and train travel only by economy (coach) class or actual fare, whichever is less;

(b)	Lodging at hotels that are generally considered medium cost (i.e.,Marriott, Ramada, etc.);

(c)	When rental cars are required, economy or compact class rental automobiles are to be used;

(d)
Meals at restaurants are generally considered medium priced, taking into account that no more than $50 will be allowed for any day that a Supplier’s staff member is required to perform work on behalf of GSK when a overnight stay is required; and

(e)	Any other expenses specifically authorized under Supplier’s agreement with GSK or expressly agreed to in writing by GSK’s Representative.

6.
Expenses incurred in excess of the above, or otherwise not permitted hereunder, shall be borne by Supplier unless authorized by GSK in writing.  Expenses related to general Supplier overhead and back office work, such as administrative efforts, general management expenses and any other expenses not directly related to GSK’s work, will not be reimbursable by GSK.